UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2017

WEINGARTEN REALTY INVESTORS
(Exact name of registrant as specified in its charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2600 Citadel Plaza Drive, Suite 125, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 866-6000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 24, 2017, Weingarten Realty Investors (“the Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 128,320,984 shares of the Company’s common shares of beneficial interest (“common shares”) were entitled to vote as of March 3, 2017, the record date for the Annual Meeting. There were 121,406,288 common shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four proposals. Set forth below are the matters acted upon by the shareholders of the Company at the Annual Meeting, and the final voting results of each proposal.
(1)    The shareholders elected each of the nine nominees to the Board of Trust Managers to serve until their successors have been elected and qualified, as follows:

TRUST MANAGER	FOR	WITHHELD
Andrew M. Alexander	103,784,678	808,584
Stanford Alexander	102,490,105	2,103,157
Shelaghmichael Brown	98,663,516	5,929,746
James W. Crownover	102,202,928	2,390,334
Stephen A. Lasher	97,851,869	6,741,393
Thomas L. Ryan	94,855,326	9,737,936
Douglas W. Schnitzer	97,855,367	6,737,895
C. Park Shaper	102,857,757	1,735,505
Marc J. Shapiro	97,730,799	6,862,463
There were 16,813,026 broker non-votes with respect to the election of the Board of Trust Managers.
(2)    The shareholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, as follows:

FOR	119,756,995
AGAINST	1,509,401
ABSTAIN	139,892
(3)    The shareholders approved, by non-binding vote, the compensation awarded to the Company’s executives named in the Summary Compensation Table, as disclosed in the Company’s 2017 Proxy Statement, as follows:

FOR	97,907,427
AGAINST	6,438,928
ABSTAIN	246,907
BROKER NON-VOTES	16,813,026

(4)    The shareholders recommended, by non-binding vote, having an annual advisory vote on executive compensation, as follows:

ONE YEAR	86,715,732
TWO YEARS	160,109
THREE YEARS	17,509,491
ABSTAIN	207,930
The Company's Board of Trust Managers has determined that the Company will conduct advisory votes to approve the compensation of the Company's executive officers on an annual basis. Accordingly, the Company will include an advisory vote on executive compensation in its proxy materials every year until the next shareholder vote on the frequency of such votes is held, which will be no later than the Company's 2023 Annual Meeting of Shareholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 25, 2017

WEINGARTEN REALTY INVESTORS

By:	/s/ Joe D. Shafer
Joe D. Shafer
Senior Vice President/ Chief Accounting Officer

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